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                                                                   Exhibit 10.25

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                               SECOND AMENDMENT
                                      TO
                          REVOLVING CREDIT AGREEMENT
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        Second Amendment dated as of May 20, 1998 to Revolving Credit Agreement
(the "Second Amendment"), by and among ANSWERTHINK CONSULTING GROUP, INC (the "Borrower"), BANKBOSTON, N.A. and the other lending institutions listed on
Schedule 1 to the Credit Agreement (as hereinafter defined) (the "Banks"),
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amending certain provisions of the Revolving Credit Agreement dated as of
November 7, 1997 (as amended and in effect from time to time, the "Credit Agreement") by and among the Borrower, the Banks and BankBoston, N.A. as agent for the Banks (the "Agent"). Terms not otherwise defined herein which are defined in the Credit Agreement shall have the same respective meanings herein as therein.

        WHEREAS, the Borrower and the Banks have agreed to modify certain terms and conditions of the Credit Agreement as specifically set forth in this Second Amendment;

        NOW, THEREFORE, in consideration of the premises and the mutual agreements contained herein and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

        (S)1.   AMENDMENT TO SECTION 1 OF THE CREDIT AGREEMENT.  Section 1.1 of
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the Credit Agreement is hereby amended by inserting the following definitions in the appropriate alphabetical order:

                Legacy.  Legacy Technology, Inc., a Massachusetts corporation,
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        formed as a result of the Legacy Merger.

                Legacy Acquisition Documents.  The Legacy Merger Agreement and
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        all agreements and documents required to be entered into or delivered pursuant thereto or in connection with the Legacy Merger, each in form and substance acceptable to the Agent.

                Legacy Merger.  The merger on the Legacy Merger Closing Date of
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        Newco, with and into Legacy Technology, Inc., with Newco being the surviving corporation and renamed "Legacy Technology, Inc.", all pursuant to the terms of the Legacy Acquisition Documents.

                Legacy Merger Agreement.  That certain Merger Agreement by and
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        among the Borrower, Newco, Legacy Technology, Inc., and the Legacy
        Sellers, dated as of April 27, 1998, and in form and substance acceptable to the Agent.

                Legacy Merger Closing Date.  The first date on which the
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        conditions set forth in the Legacy Acquisition Documents have been satisfied and the Legacy Merger has occurred.
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                Legacy Note.  Those certain subordinated promissory notes dated
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        as of May 20, 1998 form the Borrower to each of the Legacy Sellers in the aggregate principal amount for all such notes of not more than $2,770,000, and each in form and substance acceptable to the Agent, and each subject to the terms of the Subordination Agreement.

                Legacy Secondary Note.  Those certain subordinated promissory
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        notes from the Borrower to each of the Legacy Sellers in the aggregate principal amount for all such notes of not more than $3,300,000, which may be issued on or after May 1, 2000 pursuant to Paragraph 2(h) of the Legacy Merger Agreement, and each in form and substance acceptable to the Agent, and each subject to the terms of the Subordination Agreement.

                Legacy Sellers.  Collectively, Paul J. Puzzanghera, Wallace
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        McKenzie and Al Jette.

                Newco.  AnswerThink Acquisition Sub No. 1, Inc., a
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        Massachusetts corporation.

                Subordination Agreement.  That certain Subordination Agreement
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        dated as of May 20, 1998 by and among the Borrower, the Legacy Sellers and the Agent, and in form and substance acceptable to the Agent.

        (S)2.   AMENDMENT TO SECTION 8 OF THE CREDIT AGREEMENT.  Section 8.1 of
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the Credit Agreement is hereby amended by (i) deleting the word "and" which appears at the end of (S)8.1(g); (ii) deleting the period which appears at the end of (S)8.1(h) and substituting in place thereof a semicolon and the word "and"; and (iii) inserting immediately after the text of (S)8.1(h) the following:

        (i) Indebtedness of the Borrower incurred (i) pursuant to the Legacy Note and the Legacy Secondary Notes; and (ii) in connection with certain earnout provisions pertaining to Legacy Merger in the aggregate principal amount of not more than $1,250,000.

        (S)3.   CONDITIONS TO EFFECTIVENESS.  This Second Amendment shall not
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become effective until the Agent receives the following:

        (a) a counterpart of this Second Amendment, executed by the Borrower, the Guarantor and the Banks;

        (b) copies of the Legacy Acquisition Documents, together with evidence that the Legacy Merger has been consummated;

        (c) executed copies of each of the Perfection Certificate, Guaranty, Security Agreement, and financing statements duly executed and delivered by Legacy;

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        (d) copies certified by a duly authorized officer of Legacy to be true and complete on the date hereof, of each of (i) its charter or other incorporation documents as in effect on such date of certification and (ii) its by-laws as in effect on such date;

        (e) an incumbency certificate from Legacy, dated as of the date hereof, signed by a duly authorized officer of Legacy, and giving the name and bearing a specimen signature of each individual who shall be authorized to sign, in the name and on behalf of Legacy, each of the Loan Documents to which Legacy is or is to become a party and to give notices and to take other action on its behalf under the Loan Documents;

        (f) a counterpart of the Subordination Agreement, executed by the Borrower, the Legacy Sellers and the Agent; and

        (g) evidence satisfactory to the Agent that the conditions set forth in
(S)8.5.1(d) of the Credit Agreement have been satisfied (including, without limitation, the Borrower having taken or caused to be taken, such action to perfect the Agent's security interest in all assets of Legacy, delivery of the stock certificate and stock power (duly executed in blank) of Legacy, and evidence of compliance with the financial covenants on a pro forma basis).

        (S)4.   REPRESENTATION AND WARRANTIES.  The Borrower hereby repeats, on
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and as of the date hereof, each of the representations and warranties made by it in (S)6 of the Credit Agreement, and such representations and warranties remain true as of the date hereof (except to the extent of changes resulting from transactions contemplated or permitted by the Credit Agreement and the other
Loan Documents and changes occurring in the ordinary course of business that singly or in the aggregate are not materially adverse, and to the extent that such representations and warranties relate expressly to an earlier date), provided, that all references therein to the Credit Agreement shall refer to
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such Credit Agreement as amended hereby. In addition, the Borrower hereby represents and warrants that the execution and delivery by the Borrower of this Second Amendment and the performance by the Borrower of all of its agreements and obligations under the Credit Agreement as amended hereby are within the corporate authority of each the Borrower and has been duly authorized by all necessary corporate action on the part of the Borrower.

        (S)5.   RATIFICATION, ETC.  Except as expressly amended hereby, the
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Credit Agreement and all documents, instruments and agreements related thereto, including, but not limited to the Security Documents, are hereby ratified and confirmed in all respects and shall continue in full force and effect. The Credit Agreement and this Second Amendment shall be read and construed as a single agreement. All references in the Credit Agreement or any related agreement or instrument to the Credit Agreement shall hereafter refer to the Credit Agreement as amended hereby.

        (S)6.   NO WAIVER.  Nothing contained herein shall constitute a waiver
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of, impair or otherwise affect any Obligations, any other obligation of the
Borrower or any rights of the Agent or the Banks consequent thereon.

        (S)7.   COUNTERPARTS.  This Second Amendment may be executed in one or
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more counterparts, each of which shall be deemed an original but which together shall constitute one and the same instrument.

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        (S)8.   GOVERNING LAW.  THIS SECOND AMENDMENT SHALL BE GOVERNED BY, AND
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CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE COMMONWEALTH OF MASSACHUSETTS
(WITHOUT REFERENCE TO CONFLICT OF LAWS).
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IN WITNESS WHEREOF, the parties hereto have executed this Second Amendment as a document under seal as of the date first above written.

                                        ANSWERTHINK CONSULTING GROUP, INC.


                                        By: /s/ Luis E. San Miguel
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                                        Title:  Executive Vice President and
                                                Chief Financial Officer


                                        BANKBOSTON, N.A.


                                        By: [Signature appears here]
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                                           Jay L. Massimo, Director